Infinity Long/Short Equity Fund, LLC

(a Delaware Limited Liability Company)

Schedule of Investments

June 30, 2020 (Unaudited)

						Original
	Redemptions	Redemption	Investment			Acquisition
Investment Funds (99.25%)	Permitted	Notice Period	Strategy	Cost	Fair Value	Date
Coatue Qualified Partners, L.P. [a,b,c]	Quarterly	45 Days	Fundamental (TMT Focus)	$2,300,000	$3,287,142	10/1/2016
MW Eureka (US) Fund Class A2 [a,b]	Monthly	30 Days	Fundamental & Quantitative	1,809,035	2,098,810	10/1/2016
Point72 Capital, L.P. Class A-na,b,c,d	Quarterly	45 Days	Fundamental & Quantitative	1,500,000	1,515,925	6/1/2020
Renaissance Institutional Equities Fund LLC - Series BB [a,b]	Monthly	60 Days	Quantitative	2,935,254	3,409,141	10/1/2016
Swiftcurrent Partners, L.P.[a,b,c]	Semi-Annually	90 Days	Fundamental	2,623,123	2,476,101	10/1/2017
Two Sigma Spectrum Cayman Fund, Ltd. Class A1 [a,b,e]	Quarterly	55 Days	Quantitative	3,240,560	3,690,081	1/1/2018
Total Investment Funds (cost $14,407,972) (99.25%)					16,477,200

Total Investment (cost $14,407,972) (99.25%)					$16,477,200
Other assets in excess of liabilities (0.75%)					123,791
Members' Equity - 100.00%					$16,600,991

a Non-income producing.

b Investment Funds are issued in private placement transactions and as such are restricted as to resale.

c Early redemption penalties may apply.

d The investment fund can institute a gate provision on redemptions at the fund level of 25% of the fair value of the investment in the investment fund.

e The investment fund can institute a gate provision on redemptions at the fund level of 10% of the fair value of the investment in the investment fund.

The accompanying notes are an integral part of the Schedule of Investments.

Infinity Long/Short Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Schedule of Investments – June 30, 2020 (unaudited)

The Infinity Long/Short Equity Fund (the “Fund”) invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles collectively, (“Investment Funds”) based primarily in the United States that invest or trade, both long and short, in a wide range of securities, and, to a lesser extent, other property and currency interests. Certain of the Investment Funds in which the Fund may invest are commonly referred to as hedge funds. The Fund may also make investments outside of Investment Funds to hedge exposures deemed too risky or to invest in strategies not employed by the Fund’s Investment Funds. Such investments could also be used to hedge a position in an Investment Fund that is locked-up or difficult to sell. Direct investments could include U.S. and foreign equity securities, debt securities, exchange-traded funds and derivatives related to such instruments, including futures and options thereon.

The Board of Managers of the Fund (the “Board”) has established a Valuation Committee to oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments in direct investments and Investment Funds at fair value.

The valuations of investments in Investment Funds are supported by information received from the Investment Funds such as monthly net asset values, investor reports, and audited financial statements, when available.

In accordance with the Valuation Procedures, fair value as of each month-end or other applicable accounting periods ordinarily will be the value determined as of such date by each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Generally, the fair value of an Investment Fund is its net asset value. In the event that the Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” are expected to reasonably reflect fair market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of the Fund’s assets and the receipt of valuation information from the underlying manager of an Investment Fund.

If it is probable that the Fund will sell an investment at an amount different from the net asset valuation or in other situations where the month-end valuation of the Investment Fund is not available, or when the Fund believes alternative valuation techniques are more appropriate, Infinity Capital Advisors, LLC (the “Investment Manager”), and the Valuation Committee may consider other factors, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in determining fair value.

The Fund classifies its assets and liabilities into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

Infinity Long/Short Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Schedule of Investments – June 30, 2020 (unaudited) – (continued)

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, ability to redeem in the near term, generally within the next calendar quarter for Investment Funds, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the net asset value in the “near term”, these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 90 days.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), modifying Accounting Standards Codification 946 Financial Services – Investment Companies. Under the modifications, investments in affiliated and private investment funds valued at the net asset value as practical expedient are no longer included in the fair value hierarchy. As a result of adopting ASU 2015-7, investments in Investment Funds with a fair value of $16,477,200 are excluded from the fair value hierarchy as of June 30, 2020.

As of June 30, 2020, the Fund does not hold any investments that have to be included in the fair value hierarchy.

The Adviser generally categorizes the investment strategies of the Investment Funds into investment strategy categories. The investment objective of the long/short hedge funds is to outperform the equity markets with half to two-thirds of the indices’ volatility. The investment strategy of the fundamental, bottoms-up long/short equities managers is to perform balance sheet analysis, along with many other layers of company and industry specific analysis to uncover intrinsic values that does not match where the market is currently priced. They will buy stocks that are below their intrinsic value and they will short stocks they feel are above their intrinsic value. The sector specific Investment Fund managers rely on their deep expertise within their sector of focus and work to provide alpha through the active management of their sectors through deep fundamental analysis. The quantitative approach uses internally developed and tested algorithms and models that use market data to trade in the equity space.

The Investment Funds compensate their respective Investment Fund managers through management fees currently ranging from 0.50% to 2.0% annually of average net asset value of the Fund’s investment and incentive allocations typically ranging between 10.0% and 25.0% of profits, subject to loss carryforward provisions, as defined in the respective Investment Funds’ agreements.